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                                                                    EXHIBIT 99.3

                                    CONSENT

    The undersigned hereby consents to being named as a future director of Big Dog Holdings, Inc. (the "Company") in the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 7, 1997 and in any amendment or prospectus related thereto.

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
Date: September 4, 1997                          /s/ DAVID J. WALSH
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                                                   David J. Walsh
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